EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Quest Solution, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jason F. Griffith, Chief Executive Officer and Scot Ross, Chief Financial Officer of the Company, respectively, do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 9, 2015

By:	/s/ Jason F. Griffith
Jason F. Griffith
Chief Executive Officer
and Principal Accounting Officer

By:	/s/ Scot Ross
Scot Ross
Chief Financial Officer
and Principal Accounting Officer